UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 11, 2002


                        LATINOCARE MANAGEMENT CORPORATION
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                ---------------
                 (State or other jurisdiction of incorporation)



      0-13215                                             84-0940146
---------------------------                          -------------------
(Commission File Number)                              (I.R.S. Employer
                                                     Identification No.)

4150 Long Beach Boulevard, Long Beach, California           90807
-------------------------------------------------          -------
    (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (562) 997-4420


                               JNS Marketing, Inc.
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:    5
                                        -------




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                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT...................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS...............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT......................1

ITEM 5.   OTHER EVENTS.......................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS..................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS .................................2

SIGNATURES...................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On or about November 11, 2002, the Company engaged Robert Pacheco, C.P.A. ("New Accountant") to audit and review the Company's financial statements for the periods ending September 30, 2002 and the fiscal year ending December 31, 2002. Although the Company had considered engaging Stonefield Josephson, Inc., the Company's Board of Directors ultimately decided to engage the New Accountant.

          The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Oppenheim & Ostrick. A letter from the New Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 7(c)(16).

ITEM 5.  OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not applicable.



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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

    (a)      Financial Statements of Business Acquired

             Not Applicable.

    (b)      Pro Forma Financial Information

             Not Applicable.

    (c)      Exhibits

             16.   Letter from Robert Pacheco, C.P.A., dated November 12, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        LATINOCARE MANAGEMENT CORPORATION
                        ---------------------------------
                                  (Registrant)

Date:  November 12, 2002


                               \s\Jose J. Gonzalez
                                 -----------------------------------------------
                                  Jose J. Gonzalez, President



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